UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): January 4, 2021

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SALM	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

New Employment Agreement with David R. Evans

On January 4, 2021, Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Media Group, Inc. (the “Company”), and David R. Evans entered into a new employment agreement pursuant to which Mr. Evans will serve as the Company’s President, New Media. The Compensation Committee (the “Committee”) of the Board of Directors of the Company also approved the terms of Mr. Evans’ new agreement.

Mr. Evans’ current employment agreement with HoldCo is an “at-will” agreement, but the compensation schedule applicable to Mr. Evans expired on December 31, 2020. Mr. Evans’ new employment agreement is also an “at-will” agreement that became effective as of January 3, 2021 and supersedes and replaces the employment agreement entered into by HoldCo and Mr. Evans as of September 15, 2017.

The employment agreement provides that, for as long as he remains employed by HoldCo, Mr. Evans will receive a base salary (“Base Salary”) as follows: (a) at an annual rate of $550,000 effective as of January 3, 2021, (b) at an annual rate of $561,000 effective as of January 1, 2022, and (c) at an annual rate of $572,220 effective as of January 1, 2023 and continuing through December 31, 2023.

In addition to his annual Base Salary and consideration for a merit bonus in an amount to be determined at the discretion of the Committee, Mr. Evans will be eligible to receive the following:

(i) Two (2) quarterly incentive bonuses in the amount of $8,500 each for the following: (a) achievement of the revenue budget (as set by the Company’s management) by Company’s non-broadcast media businesses for which Mr. Evans has responsibility, excluding Regnery Publishing (the “Non-Broadcast Division”); and (b) achievement of the EBITDA budget (as set by the Company’s management) by Company’s Non-Broadcast Division.

(ii) Two (2) annual incentive bonuses in the amount of $6,800 each for the following: (a) achievement of the revenue budget (as set by the Company’s management) by Company’s Regnery Publishing business unit (“Regnery”); and (b) achievement of the EBITDA budget (as set by the Company’s management) by Regnery.

(iii) An annual award of twenty-five thousand dollars ($25,000) payable in the Company’s restricted Class A Common Stock vesting twenty-four (24) months after the grant by the Company only if all of the following occur: (a) the combined annual revenue of the Non-Broadcast Division and Regnery exceeds the combined annual revenue budget of the Non-Broadcast Division and Regnery as set by the Company’s management by no less than $500,000; (b) the combined annual revenue of the Non-Broadcast Division and Regnery exceeds the prior year combined revenue of the Non-Broadcast Division and Regnery by no less than 5%; (c) the combined annual EBITDA of the Non-Broadcast Division and Regnery exceeds the annual EBITDA budget of the Non-Broadcast Division and Regnery as set by the Company’s management by no less than $500,000; and (d) the combined annual EBITDA of the Non-Broadcast Division and Regnery exceeds the prior year combined EBITDA of the Non-Broadcast Division and Regnery as set by the Company’s management by no less than 7.5%.

(iv) For all of the incentives outlined above, revenue and EBITDA budgets will be prorated and adjusted for acquisitions or dispositions of the Non-Broadcast Division and Regnery that occur during the applicable time period, before incentive-based compensation is calculated. For purposes of determining the amount of any incentive-based compensation, prior year revenue and prior year EDITDA shall be prorated and adjusted in amounts consistent with the revenue and EBITDA budget adjustments for acquisitions and dispositions.

(v) If Mr. Evans earns the annual $25,000 incentive, the number of restricted stock awarded shall be calculated by dividing $25,000 by the closing price of the restricted stock on the last business day of the applicable year in which the annual restricted stock award was earned, rounded to the nearest whole share.

In addition to his Base Salary, Mr. Evans received options to purchase 100,000 shares of Class A common stock that will vest over five years. He will also be eligible for an annual merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors.

Additional benefits under Mr. Evans’ employment agreement include reimbursement from Holdco for the following: (1) maintenance of Mr. Evans’ CPA and Chartered Accountant License; and (2) life insurance on Mr. Evans’ life up to a maximum amount of $3,500 per year grossed up to cover applicable statutory withholdings and income taxes.

Mr. Evans’ employment agreement generally provides that if his employment is terminated without “Cause” (as defined in the employment agreement), Mr. Evans shall receive as severance an amount equal to his then Base Salary for six (6) months, less standard withholdings for tax and social security purposes. Additionally, if Mr. Evans dies prior to the expiration of the compensation schedule of his employment agreement or if there is a Change in Control (as defined in the employment agreement), any unvested or time-vested stock options previously granted to Mr. Evans shall become immediately one hundred percent (100%) vested as of the date of death or Change in Control.

Mr. Evans’ employment agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

New Employment Agreement with David Santrella

On January 4, 2021, Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Media Group, Inc. (the “Company”), and David Santrella entered into a new employment agreement pursuant to which Mr. Santrella will serve as the Company’s President, Broadcast Media. The Compensation Committee (the “Committee”) of the Board of Directors of the Company also approved the terms of Mr. Santrella’s new agreement.

Mr. Santrella’s current employment agreement with HoldCo is an “at-will” agreement, but the compensation schedule applicable to Mr. Santrella expired on December 31, 2020. Mr. Santrella’s new employment agreement is also an “at-will” agreement that became effective as of January 3, 2021 and supersedes and replaces the employment agreement entered into by HoldCo and Mr. Santrella as of January 1, 2020.

The employment agreement provides that, for as long as he remains employed by HoldCo, Mr. Santrella will receive a base salary (“Base Salary”) as follows: (a) at an annual rate of $550,000 effective as of January 3, 2021, (b) at an annual rate of $561,000 effective as of January 1, 2022, and (c) at an annual rate of $572,220 effective as of January 1, 2023 and continuing through December 31, 2023.

In addition to his Base Salary, Mr. Santrella is eligible for an annual merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors. An additional benefit under Mr.

Santrella’s employment agreement includes reimbursement for an amount up to a maximum of $3,500 per year paid by Mr. Santrella for life insurance on his life grossed up to cover all statutory withholdings and income taxes.

If Mr. Santrella’s employment is terminated without “Cause” (as defined in the employment agreement), Mr. Santrella shall receive as severance an amount equal to his then Base Salary for six (6) months, less standard withholdings for tax and social security purposes. Additionally, if Mr. Santrella dies prior to the expiration of the compensation schedule of his employment agreement or if there is a Change in Control (as defined in the employment agreement), any unvested or time-vested stock options previously granted to Mr. Santrella shall become immediately one hundred percent (100%) vested as of the date of death or Change in Control.

Mr. Santrella’s employment agreement is filed herewith as Exhibit 99.2 and is incorporated herein by reference into this Item 5.02.

ITEM 9.01(c)	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(c)	Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Employment Agreement with David R. Evans dated as of January 3, 2021.

99.2	Employment Agreement with David Santrella dated as of January 3, 2021.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Agreement with David R. Evans dated as of January 3, 2021.

99.2	Employment Agreement with David Santrella dated as of January 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: January 7, 2021	By:	/s/ CHRISTOPHER J. HENDERSON
Christopher J. Henderson
Executive Vice President, General Counsel and Secretary